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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                Date of Report (Date of earliest event reported)
                                  July 31, 1997

                                 RES-CARE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    KENTUCKY
                 (State or Other Jurisdiction of Incorporation)

        0-20372                                         61-0875371
(Commission File Number)                   (I.R.S. Employee Identification No.)

10140 LINN STATION ROAD, LOUISVILLE, KENTUCKY                   40223
(Address of principal executive offices)                      (Zip Code)

              Registrant's telephone number, including area code:
                                 (502) 394-2100


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 31, 1997, Res-Care, Inc. (the "Registrant") acquired all of the outstanding stock of Communications Network Consultants, Inc. ("CNC"), a Rhode Island corporation, from its shareholders, D. Richard Greer, Robert V. Greer and Alicia Greer Austin. CNC provides supported living services to persons with disabilities, including mental retardation, in North Carolina.

         The purchase price was an aggregate of $28,000,000 subject to increase for cash and accounts receivable and reduction for liabilities and subject to reduction based on the earnings for the first three years after the acquisition compared to benchmarks as outlined in the Stock Purchase Agreement (the "Earn Out"). The purchase price was paid with $16,500,000 cash subject to the adjustments for cash, accounts receivables and liabilities, a promissory note for $2,500,000 payable in two equal annual installments, and a non-interest bearing promissory note for $9,000,000 payable in three equal annual installments subject to reduction for the Earn-Out. The funds for the acquisition came from existing cash and the Registrant's revolving line of credit facility with PNC Bank, Kentucky, Inc.; National City Bank of Kentucky; SunTrust Bank, Nashville, N.A.; Bank One, Kentucky, NA; and Wachovia Bank, NA.

         The consideration for the acquisition was determined by negotiations between the parties based primarily on pro forma earnings, cash flow calculations, and on the value of the geographic scope of the operations to be acquired and CNC's established relationships with governmental agencies.

         The Company has entered into Employment Agreements and Non-Competition, Confidentiality and Non-Solicitation Agreements with each of the sellers. The consideration for each Non-Competition, Confidentiality and Non-Solicitation Agreement is $1,000,000.00.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Sellers.

         It is impracticable to provide the required financial statements for the acquired business at the time this report on Form 8-K is filed. Therefore, the required financial statements will be filed as soon as practicable, but not later than 60 days after the report on Form 8-K must be filed.

         (b)      Pro Forma Financial Information of Sellers.

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         It is impracticable to provide the required financial information for the acquired business at the time this report on Form 8-K is filed. Therefore, the required financial information will be filed as soon as practicable, but not later than 60 days after the report on Form 8-K must be filed.

         (c)      Exhibits required by Item 601 of Regulation S-K.

     EXHIBIT
       NO.                            DESCRIPTION OF DOCUMENT
     -------                          -----------------------

Exhibit 2-1 Stock Purchase Agreement by and among Res-Care, Inc. and Richard Greer, Robert Greer and Alicia Greer Austin dated July 31, 1997.

Exhibit 2-2 Promissory Notes from Res-Care, Inc. to Richard Greer, Robert Greer, and Alicia Greer Austin dated July 31, 1997

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     RES-CARE, INC.

                                     By:  /s/   Ronald G. Geary
                                        --------------------------------
                                        Ronald G. Geary
                                        President and Chief Executive Officer

Dated: August 14, 1997
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                                INDEX TO EXHIBITS

                                                                                       SEQUENTIALLY
      EXHIBIT                                                                          NUMBERED
        NO.                                    DESCRIPTION OF DOCUMENT                 PAGE NUMBER
        ---                                    -----------------------                 -----------
Exhibit 2-1          Stock Purchase Agreement by and among Res-Care, Inc. and
                     Richard Greer, Robert Greer and Alicia Greer Austin dated
                     July 31, 1997.

EXHIBIT 2-2          Promissory Notes from Res-Care, Inc. to Richard Greer,
                     Robert Greer, and Alicia Greer Austin Dated July 31, 1997


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